Exhibit 10.07

LAW DEPARTMENT

MICHAEL G. GREEN
ASSOCIATE GENERAL COUNSEL*
(602) 250·3513 Direct Line

TO:    Palo Verde Participant Members

FROM:    Michael G. Green

DATE:    December 3, 2010

RE:    Amendment Number 15 to the Arizona Nuclear Power Project Participation Agreement

Dear Members,

Enclosed is a copy of the fully executed Amendment Number 15 for your records, along with a Notary Public Copy Certification attesting that the enclosed is a true, exact, complete and unaltered color copy of the original Agreement.

If you have any further questions, please contact me.

MGG:bjd
Enclosure

APS - APS Energy Services - SunCor - El Dorado

400 NORTH FIFTH STREET - P.O. BOX 53999 - MAIL STATION 8695 - PHOENIX, ARIZONA 85072-3999
Phone: (602) 250-3630 - Fax: (602) 250-3393 - E-Mail: Michael.Green@pinnaclewest.com

*Admitted to practice law in the State of California and District of Columbia only

COPY CERTIFICATION

State of Arizona        )
)
County of Maricopa         )

I, Barbara J. Dubishar, a Notary Public, do certify that, on the 3rd day of December, 2010, I personally photocopied AMENDMENT NUMBER 15 TO THE ARIZONA NUCLEAR POWER PROJECT PARTICIPATION AGREEMENT (pages numbered 1-13, and additionally two unnumbered notary acknowledgment pages for a total of 15 pages), and it is a true, exact, complete and unaltered copy and each participant member's copy has been individually addressed and deposited in the U.S. Mail this date.

/s/ Barbara J. Dubishar
BARBARA J. DUBISHAR
NOTARY PUBLIC

My Commission Expires:

[Notarial Stamp]

AMENDMENT NUMBER 15
TO THE ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1. PARTIES:

The Parties to this Amendment Number 15 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment Number 15," are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized. and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "LADWP;" all hereinafter individually referred to as "Party" and collectively as "Parties."

2.    RECITALS:

2.1. Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by: Amendment Number 1, dated as of January 1, 1974; Amendment Number 2, dated as of August 28, 1975; Amendment Number 3, dated as of July 22, 1976; Amendment Number 4, dated as of December 15, 1977; Amendment Number 5, dated as of December 5, 1979; Amendment Number 6, effective as of October 16, 1981; Amendment Number 7, effective as of April 1, 1982; Amendment Number 8, executed as of September 12. 1983; Amendment Number 9, executed as of June 12, 1984; Amendment Number 10, executed as of November 21, 1985; Amendment Number 11, effective January 10, 1987; Amendment Number 12, effective August 5, 1988; Amendment Number 13, effective June 15, 1991; and, Amendment Number 14, effective June 20, 2000, retroactive to January 1, 1993, hereinafter, as so amended, referred to as the "Participation Agreement."

2.2. Pursuant to and in accordance Section E.11 of Appendix E to the Participation Agreement, El Paso and PNM filed protests regarding the allocation of certain overhead expenses of Arizona, and its corporate parent Pinnacle West Capital Corporation, to the Arizona Nuclear Power Project Participants, as specified in the Participation Agreement, Appendix E, (the "Protests").

2.3. After analysis and consideration of the Protests by the appropriate Palo Verde Participant committees, the Participants were not able to resolve the Protests to the satisfaction of all of the Participants.

2.4.
Prior to the call for submission of the Protests to arbitration as specified in Sections 24 and E.11.2 of the Participation Agreement, the Participants referred the Protests to higher authority within each of the respective Participants' organizations in accordance with Section 6.10 of the Participation Agreement.

2.5.
In December 2009 and January 2010, the Participants' higher authority (i.e. the Chief Executive Officers, or the positional equivalent) met and conferred in an attempt to resolve the Protests. Following these meetings, PNM agreed to withdraw its protest, and Arizona proposed modifications to certain provisions of the Participation Agreement, Appendix E, to resolve El Paso's protest; El Paso agreed to Arizona's proposed settlement, and agreed to withdraw its protest provided that all Participants execute this Amendment No. 15.

3. AGREEMENT:

For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment Number 15 to the Participation Agreement, the Parties agree as follows.

4. EFFECTIVE DATE:

This Amendment Number 15 shall become effective forty-five (45) days after the date that the Party which last in time executes this Amendment Number 15. The amended procedures for allocating costs that are associated with this Amendment Number 15 shall be applied retroactively to January 1, 2010.

5. DEFINED TERMS:

5.1. The Capitalized and italicized words and phrases used in this Amendment Number 15 shall have meanings ascribed to them in the Participation Agreement as amended by this Amendment Number 15.

5.2.     All references to a "Section" or "Sections" in this Amendment Number 15 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6. AMENDMENTS TO THE ARIZONA NUCLEAR POWER PROJECT MADE BY THIS AMENDMENT NUMBER 15:

6.1.        Delete Section E.1.9.

6.2.        Delete Section E.2.3.

6.3.	Amend Section E.3.1.4, by deleting the strikethrough text and substituting therefor the underlined text:

A portion of the expenses incurred by the Operating Agent's System Electric Operations Department, such portion to be determined by multiplying the total of such expenses by a ratio, the numerator of which is ~~the total payroll for ANPP and the denominator of which is the total payroll supervised by the Executive Vice President, Engineering and Operations~~ the annual total net megawatt-hour generation of the ANPP (known and referred to as the Palo Verde Nuclear Generating Station), and the denominator of which is the annual total net megawatt-hour generation of all Arizona-operated electric generating facilities plus Arizona megawatt-hour power purchases plus Arizona megawatt-hour transmission of power for others. Such expenses shall include, but not be limited to, the following:

6.4	Amend Section E.6.1, by deleting the strikethrough text:

The Operation and Maintenance A & G Ratio shall be the percentage computed by dividing (i) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the O & M Ratio computed in accordance with Section E.8 hereof, (b) the total amounts charged to FPC Accounts 923 (except any amounts directly chargeable to ANPP) and 935 (formerly 932), (c) the product of the portion of labor charges included within (a) and (b) above multiplied by the Payroll Tax Ratio computed in accordance with Section E.4 hereof (d) the product of the labor charges included within (a) and (b) above multiplied by the Benefits Ratio computed in accordance with Section E.5 hereof, and (e) the product of the labor charges included within (a) and (b) above multiplied by the Compensation Insurance Ratio computed in accordance with Section E.7 hereof, ~~less (f) the one percent (1%) portion of the administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract operations and maintenance~~ by (ii) the direct labor (i.e. total labor less labor charge to clearing accounts) chargeable to operation and maintenance accounts (exclusive of A & G), to include O & M labor billed to Participants and the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, and to exclude the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (l%) pursuant to Section L.1.3.

6.5. Amend Section E.6.2, by deleting the strikethrough text and substituting therefor the underlined text:

The following example sets forth the method to be employed by the Operating Agent to determine the Operation and Maintenance A & G Ratio:

EXAMPLE COMPUTATION OF OPERATIONS
AND MAINTENANCE A & G RATIO
(Based on the Operating Agent's 1984 Experience)

Labor	Total
Administrative and General Salaries

charged to FPC Account 920	$17,408,542	$17,406,779
Office Supplies and Expenses
charged to FPC Account 921		7,208,084
[Line 7] Total	$17,408,542	$24,614,863
Total FPC Accounts 920 and 921,
multiplied by O & M Ratio @ 68.48%	$11,921,544	$16,856,504
FPC Account 923		919,166
FPC Account 932 (presently 935)	1,555,913	3,127,002
[Line 11] Subtotal	$13,477,457	$20,902,672
Payroll Taxes @ 7.126%		960,404
Pensions and Benefits @ 13.512%		1,821,074
Compensation Insurance @ 0.451%		60,783
~~Less that 1% portion of A & G allocable~~
~~to Contract Operation and Maintenance~~ 		~~1,483,314~~
Total administrative and general expenses
allocable to operations and maintenance	~~$22,261,619~~	$23,744,933

Labor Base

Direct labor charged to system operations and
maintenance, as further defined in Section E.6.1		$148,557,953
Less direct labor charged to administrative and
general expenses (FPC Accounts 920-931 and 935)		13,160,635
Labor Base		$135,397,318

~~Operation and Maintenance~~
~~A & G Ratio for 1984 $22,261,619 ÷ $135,397,318=16.442%~~
Operation and Maintenance
A & G Ratio for 1984 $23,744,933 ÷ $135,397,318 = 17.537%
Note: All labor figures include loading for allowed time.

6.6. Amend Section E.9.1, by deleting the strikethrough text:

The Capital A & G Ratio shall be the percentage computed by dividing (i) the amounts equal to ~~(A)~~ the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the Construction Ratio computed in accordance with Section E.8 hereof, and (b) the product of the portion of labor charges included in (a) above multiplied by the sum of the Payroll Tax Ratio, the Benefits Ratio and the Compensation Insurance Ratio ~~less (B) the one percent (l %) portion of administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract construction (including the administrative and general expenses (i) recovered on Start Up and Pre Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3, (ii) recovered on ANPP construction expenses, and (iii) allocable to other contract construction~~ by (ii) the direct labor in construction accounts (exclusive of A & G), to include construction labor billed to Participants, excluding the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, less the labor portion of construction expenses to which the one percent (1%) portion of administrative and general expenses is applicable, and less the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (l %) pursuant to Section L.l.3.

6.7. Amend Section E.9.2, by deleting the strikethrough text and substituting therefor the underlined text:

The following example sets forth the method to be employed by the Operating Agent to determine the Capital A & G Ratio:
EXAMPLE COMPUTATION OF CAPITAL A & G RATIO
(Based on the Operating Agent's 1984 Experience)

Labor		Total
Administrative and General Salaries
charged to FPC Account 920	$17,408,542	$17,406,779
Office Supplies and Expenses
Charged to FPC Account 921		7,208,084
[Line 7] Total	$17,408,542	$24,614,863

Total FPC Accounts 920 and 921, multiplied
[Line 9] by Construction ratio
@ 28.355%	$4,936,192	$6,979,544
Payroll Taxes @ 7.126%		351,753
Pensions and Benefits @ 13.512%		666,978
Compensation Insurance @ 0.451%		22,262
~~Less that 1% portion of A&G allocable~~

~~to Contract Construction, as further~~
~~defined in Section E.9.1~~ 		~~3,634,919~~
Total A&G Expense allocable
to Construction	~~$4,386,618~~	8,020,537
Construction Direct Labor		56,061,726
Less the labor portion of Construction Work,
Start-Up and Pre-Operational Costs subject
to the construction administrative and
general expense percentage of one percent (1%)		13,496,824
Total Construction Direct Labor Base		$42,564,902

~~Capital A&G Ratio for 1984 $4,385,618 ÷ $42,564,902 = 10.303%~~
Capital A&G Ratio for 1984 $8,020,537 ÷ $42,564,902 = 18.834%

Note: All labor figures include loading for allowed time.

7.	EXECUTION BY COUNTERPARTS:

This Amendment Number 15 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment Number 15 may be detached from any counterpart of the Amendment Number 15 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment Number 15 identical in form hereto but having attached to it one or more signature pages.

[Remainder of page intentionally left blank. This page is followed by seven consecutive execution pages.]

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

ARIZONA PUBLIC SERVICE COMPANY

By:    /s/Donald Robinson

Its:    President & COO

Date:    11/29/10

STATE OF ARIZONA    )
) ss.
County of Maricopa        )

On this 29 day of November, 2010, before me, the undersigned Notary Public, personally appeared DONALD ROBINSON who acknowledged him/herself to be the President & COO of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such President & COO.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[Notarial Stamp]
/s/KAREN McLOUGHLIN
Notary Public

My Commission Expires:

10/15/2014

8.    SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

Reviewed by SRP Legal Services Dept.		SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
/s/ Ken Lee		By: /s/John R. Hoopes
(Signed Name)
Ken Lee		Its: SRP Vice President
(Printed Name)
Date:	6/14/10	Date: 6/14/2010

ATTEST AND COUNTERSIGN:

By: /s/ Terrill A. Lonon

Its: Corporate Secretary

Date: 6/14/10

STATE OF ARIZONA    )
) ss.
County of Maricopa        )

On this 14th day of June , 2010, before me, the undersigned Notary Public, personally appeared JOHN R. HOOPES who acknowledged him/~~herself~~ to be the SRP Vice President of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such SRP VICE President .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Stephanie K. Reed
Notary Public

My Commission Expires:

Aug 5, 2011                         [Notarial Stamp]

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA EDISION COMPANY

By:     /s/ Alan J. Fohrer

Its:    Chairman & Chief Executive Officer

Date:    September 2, 2010

STATE OF CALIFORNIA        )
) ss.
County of Los Angeles        )

On this ____ day of ________, 2010, before me, the undersigned Notary Public, personally appeared _______________ who acknowledged him/herself to be the _______________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such _______________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On 09.02.2010 before me, Michelle M Morales, Notary Public
Date — Here Insert Name and Title of the Officer

personally appeared Alan Fohrer
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

MICHELLE M. MORALES
Commission # 1832685
Notary Public - California
Los Angeles County
My Comm. Expires Feb 17, 2013

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Amendment No. 15 APS

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer's Name: ______
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

PUBLIC SERVICE COMPANY OF
NEW MEXICO

By: /s/PATRICK THEMIG

Its:    VP Generation

Date:    10/4/10

STATE OF NEW MEXICO    )
) ss.
County of Bernalillo        )

On this 4th day of October, 2010, before me, the undersigned Notary Public, personally appeared PATRICK THEMIG who acknowledged him/herself to be the VP Generation of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such VP Generation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ G. Marcella Kercher
Notary Public

My Commission Expires:

12-17-2011

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

EL PASO ELECTRIC COMPANY

By: /s/DAVID W. STEVENS

Its:    C. E. O.

Date:    September 10, 2010

STATE OF TEXAS        )
) ss.
County of El Paso        )

On this 10 day of September, 2010, before me, the undersigned Notary Public, personally appeared DAVID W. STEVENS who acknowledged him/herself to be the C. E. O. of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such David W. Stevens.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Valerie J. Pugh
Notary Public

My Commission Expires:
[Notarial Stamp]
12-9-2012

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA PUBLIC
POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN
CALIFORNIA PUBLIC POWER
AUTHORITY ASSOCIATION

By: /s/Bill D. Carnahan

Its:    Executive Director

Date: 9/28/10

State of California)

County of Los Angeles)

CALIFORNIA ALL-PURPOSE CERTIFICATE OF ACKNOWLEDGMENT

On September 28, 2010 before me, *Sue Hasseler, a notary public*,
(here insert name and title of the officer)

personally appeared Bill D. Carnahan,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

SUE HASSELER
COMM. # 1829011
NOTARY PUBLIC, CALIFORNIA
LOS ANGELES COUNTY
My Comm. Expires Jan 1, 2013

WITNESS my hand and official seal.

Signature [signature]

(Seal)

OPTIONAL INFORMATION

Although the information in this section is not required by law, it could prevent fraudulent removal and reattachment of this acknowledgment to an unauthorized document and may prove useful to persons relying on the attached document.

Description of Attached Document

The preceding Certificate of Acknowledgment is attached to a document titled/for the purpose of Amendment Number 15 to the Arizona Nuclear Power Project Participation Agreement,

containing 13 pages, and dated ———.

The signer(s) capacity or authority is/are as:

- ☐ Individual(s)
- ☐ Attorney-in-Fact
- ☐ Corporate Officer(s) ______ Title(s)
- ...ator
- ...eral

...me(s) of Person(s) or Entity(ies) Signer is Representing

Additional Information

Method of Signer Identification

Proved to me on the basis of satisfactory evidence:
☑ form(s) of identification ○ credible witness(es)

Notarial event is detailed in notary journal on:
Page # ______ Entry # ______

Notary contact: ______

Other

☐ Additional Signer(s) ☐ Signer(s) Thumbprint(s)

☐ ______

Sue Hasseler,
N.P.,C.N.S.A.,T.E.A.
(626) 488-7606
Comm. Exp. 01-01-2013

...c. 925 29th St., Des Moines, IA 50312-3612 Form ACK03, 10/07. To re-order, call toll-free 1-877-349-6588 or visit us on the Internet at http://www.notaryrotary.com

8. SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

DEPARTMENT OF WATER AND
POWER OF THE CITY OF LOS
ANGELES

By: /s/ARAM BENYAMIN

Its:    SR. Asst. General Mgr.

Date:    06/02/10

STATE OF CALIFORNIA    )
) ss.
County of Los Angeles    )

On this 2nd day of June, 2010, before me, the undersigned Notary Public, personally appeared ARAM BENYAMIN who acknowledged him/~~her~~self to be the SR. Asst. Gen. Mgr. of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California joint powers agency, and that he/~~she~~ as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/~~her~~self as such __________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Chere D. Lott
Notary Public

My Commission Expires:

9-21-2012

[Notarial Stamp]